Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) dated as of February 27, 2019, between NOVABAY PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and China Kington Asset Management Co. Ltd., in its capacity as Collateral Agent for the benefit of the Secured Party (together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Company, as maker, has executed and delivered or will soon execute and deliver to Pioneer Pharma (Hong Kong) Company Limited, a corporation based in Hong Kong (the “Secured Party”), as payee, a certain promissory note, that has an aggregate principal amount of $1,000,000 (as hereinafter modified from time to time, the “Note”);

WHEREAS, the Note evidences a loan to be advanced by the Secured Party to the Company (the “Loan”); and

WHEREAS, it is a condition precedent to the Secured Party’s advance of the Loan that the Company shall have executed and delivered this Security Agreement to the Collateral Agent.

NOW THEREFORE, in consideration for the foregoing premises, the agreements and covenants contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND REFERENCES

Section 1.1. General Definitions. As used herein, the terms “Company,” “Secured Party,” “Note” and “Loan” shall have the meanings ascribed to such terms above, and the following terms shall have the following meanings:

“Code” means the Uniform Commercial Code currently in effect in the State of Delaware; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority or exercise of remedies of the Collateral Agent’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or exercise of remedies and for purposes of definitions related to such provisions.

“Collateral” means all property of whatever type, in which the Collateral Agent, for the benefit of the Secured Party, at any time has a security interest pursuant to Section 2.1 hereof.

“Event of Default” has the meaning specified in Section 5.1 hereof.

“Person” means an individual, corporation, association, general or limited partnership, limited liability company, joint stock company, joint venture, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any legally recognizable entity of whatever kind or type.

“Secured Obligations” means the payment by the Company, as and when due and payable, of amounts from time to time owing by it under or with respect to the Note and all indebtedness and other obligations owing by the Company under this Agreement or any of the other loan documents executed in connection therewith or herewith.

Section 1.2. References. All terms used in this Agreement which are defined in Article 9 of the Code and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

Section 1.3. Exhibits and Schedules. All exhibits and schedules attached to this Agreement are a part hereof for all purposes.

Section 1.4. Renewals, Extensions, Amendments, Modifications, Supplements and Restatements. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, without limitation, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section 1.4 shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

Section 1.5. Headings. Titles and headings appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement.

Section 1.6. References and Titles. All references in this Agreement to Exhibits, Schedules, Articles, Sections, Subsections, and other subdivisions refer to the Exhibits, Schedules, Articles, Sections, Subsections and other subdivisions of this Agreement unless expressly provided otherwise. The words “this Agreement”, “herein”, “hereof”, “hereby”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases “this Section” and “this Subsection” and similar phrases refer only to the Sections or Subsections hereof in which the phrase occurs. The word “or” is not exclusive. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender. Words in the singular form shall be construed to include the plural and words in the plural form shall be construed to include the singular, unless the context otherwise requires.

ARTICLE II

SECURITY INTEREST

Section 2.1. Grant of Security Interest. As security for the Secured Obligations, the Company hereby grants to the Collateral Agent for the benefit of the Secured Party a security interest in all of the Company’s right, title and interest in and to all tangible and intangible assets, whether now existing or owned or hereafter arising or acquired, and wheresoever situated, including but not limited to all accounts, contract rights and other general intangibles (including payment intangibles and patents, trademarks, copyrights and applications therefor), inventory, equipment, fixtures, deposit accounts, investment property, commercial tort claims, letters of credit and letter of credit rights, and products and proceeds (as each and all of the foregoing types of Collateral is defined in the Code) of all of the foregoing owned by the Company or in which the Company otherwise has any rights. For the avoidance of doubt, such security interest also includes but is not limited to, the Company’s patents, trade secrets, sales infrastructure, and revenue from commercial products which includes Aganocide and derivative compounds such as auriclosene (NVC-422), which may have an application as a treatment for UCBE, and the Branded Neutrox product, CelleRx.

Section 2.2. Obligations Secured. The security interest created hereby in the Collateral constitutes a continuing security interest for the payment by the Company, as and when due and payable, of all amounts from time to time owing by it under or with respect to the Note. The obligations secured by this Agreement include all renewals, extensions, amendments, modifications, supplements or restatements of or substitutions for any of the foregoing.

Section 2.3. Nature of Obligations. The security interests created by this Agreement in the Collateral are to be a first priority interest in the Collateral superior to all other security interests in the Collateral, except as expressly permitted hereunder or under the Note. Notwithstanding the foregoing, the Company may execute additional promissory notes on terms substantially similar to the Note, and the obligations under such additional promissory notes may be secured by security interests that are pari passu with the security interests granted hereunder.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1. Representations and Warranties. The Company represents and warrants to the Collateral Agent for the benefit of the Secured Party as of the date hereof as follows:

(a) Location of the Company and Records. The Company’s chief executive office and principal place of business and the office where the records concerning the Collateral are kept or will be kept is set forth on Schedule 3.1 hereto. Schedule 3.1 also sets forth each and every other location at which Collateral is stored or maintained.

(b) Ownership. The Company is the legal and beneficial owner of the Collateral free and clear of any liens, except for (i) the security interests created by this Agreement; (ii) liens imposed by law for taxes that are not yet due or are being contested; (iii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like liens imposed by law and arising in the ordinary course of business; (iv) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, social insurance and other social security laws or regulations; (v) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (vi) judgment liens in respect of judgments that do not constitute an Event of Default under the Note; (vii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company; (viii) liens upon tangible personal property securing loans to the Company or deferred payments by the Company for the purchase of such tangible personal property; (ix) pari passu liens as described in Section 2.3; and (x) other liens consented to in writing by the Collateral Agent (collectively, “Permitted Liens”). Except with respect to Permitted Liens, no effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office.

(c) Validity. This Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations.

(d) No Conflict, Violation or Breach. The execution, delivery and performance by the Company of this Agreement does not and will not (i) conflict with the Company’s organizational documents; (ii) violate any provision of any law, rule or regulation; (iii) result in a breach of or constitute a default (after the passage of time or the giving of notice or both) under any loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; or (iv) require the consent or approval of any third party or governmental entities, except, in the case of clauses (ii), (iii) and (iv) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. As used in this Section, “Material Adverse Effect” shall mean any event, act, condition or occurrence having a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement.

Section 3.2. Affirmative Covenants. Unless the Secured Party shall otherwise consent in writing, the Company shall at all times comply with the covenants and agreements contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations are outstanding:

(a) Ownership and Liens. The Company shall maintain good and marketable title to all Collateral free and clear of all liens, security interests, adverse claims and other charges or encumbrances except with respect to Permitted Liens. The Company shall use commercially reasonable efforts to resolve any dispute, right of set off, counterclaim or defense with respect to all or any part of the Collateral. The Company shall cause to be terminated any financing statement or other security instrument with respect to the Collateral, except such as may exist or as may have been filed in favor of the Collateral Agent or pursuant to a Permitted Lien.

(b) Inspection; Verification. The Company shall make the Collateral available for inspection by the Collateral Agent or the Secured Party. The Company shall not permit the Collateral or any part thereof to be affixed to or otherwise become a part of any real or personal property, without first making arrangements satisfactory to the Collateral Agent to protect the Collateral Agent’s security interest therein. During regular business hours and after reasonable notice to the Company, the Collateral Agent or the Secured Party (by any of its officers, employees, agents, representatives, or designees) shall have the right to inspect the Collateral and to inspect and audit, all books, records, journals, orders, receipts, or other correspondence related thereto or to the Company’s business (and to make extracts or copies thereof as the Collateral Agent or the Secured Party may desire), to inspect the premises upon which any of the Collateral is located, and to verify accounts with the Company’s customers and other account debtors for the purpose of verifying the amount, quality, quantity, value, and condition of, or any other matter relating to, the Collateral, including, without limitation, the conduct of the Company’s business and its compliance with the terms and conditions of this Agreement and the Note. Each of the Collateral Agent and the Secured Party agrees to maintain the confidentiality of information obtained pursuant to any such inspection, except that such information may be disclosed (i) to its directors, officers, employees, agents, advisors and other representatives (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential); (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it; (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (iv) in connection with the exercise of any remedies hereunder or under any other loan document executed in connection herewith or any action or proceeding relating to this Agreement or any other such loan document or the enforcement of rights hereunder or thereunder; (v) with the consent of the Company; or (vi) to the extent such information (A) becomes publicly available other than as a result of a breach of this section or (B) becomes available to the Collateral Agent or the Secured Party on a nonconfidential basis from a source other than the Company.

(c) Further Assurances. The Company shall, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Agent or the Secured Party may reasonably request in order (i) to perfect and protect the security interest created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest created hereby, (B) executing and delivering, and causing depositaries and security intermediaries to execute and deliver, control agreements in respect of deposit accounts and investment property, and (C) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(d) Information. The Company shall furnish to the Collateral Agent any information that the Collateral Agent or the Secured Party may from time to time reasonably request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral. The Company shall advise the Collateral Agent promptly upon the Company’s acquiring or otherwise having an interest in any commercial tort claim.

(e) Payment of Taxes, etc. The Company shall (i) timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof; and (iii) maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. The Company may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and adequate reserves therefor have been set aside on its books.

(f)  Changes. Without limitation of any other covenant herein, the Company shall provide thirty (30) days’ written notice to the Collateral Agent prior to causing or permitting any change to be made in its name or identity, or any change to be made to the locations, as set forth on Schedule 3.1, of (i) any Collateral; (ii) any records concerning any Collateral; or (iii) the Company’s chief executive office or principal place of business.

Section 3.3. Negative Covenants. Unless the Secured Party consents in writing, the Company shall at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations are outstanding.

(a) Transfer or Encumbrance. The Company shall not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of its properties or assets, including any of the Collateral, other than in the ordinary course of the Company’s business (the “Business”) and other than personal property that is replaced by equivalent property or consumed in the normal operation of the Business or is otherwise no longer used or useful in the operation thereof; (ii) grant a lien on or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral other than those in favor of the Collateral Agent or Permitted Liens; or (iii) deliver actual or constructive possession of the Collateral to any other Person. Notwithstanding the foregoing, the Company may license or otherwise transfer interests in its intellectual property or other general intangibles that is no longer used or useful in the operation of the Business.

(b) Impairment of Security Interest. The Company shall not take or fail to take any action outside the ordinary course of Business that would in any manner materially impair the value or enforceability of the Collateral Agent’s security interest in any Collateral.

ARTICLE IV

POWERS AND AUTHORIZATIONS

Section 4.1. Additional Financing Statement Filings. The Company hereby authorizes the Collateral Agent to file, without the signature of the Company where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. The Company further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction that the Collateral Agent may deem appropriate.

Section 4.2. Power of Attorney. The Company hereby irrevocably appoints the Collateral Agent as the Company’s attorney-in-fact and proxy, with full authority upon the occurrence and during the continuance of an Event of Default in the place and stead of the Company and in the name of the Company or otherwise, in the Collateral Agent’s discretion, at any time upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (i) to obtain and adjust insurance required to be paid to the Collateral Agent for the benefit of the Secured Party; (ii) to ask, demand, collect, sue for, recover, compound, receive, compromise, settle, and give acquittance and receipts for moneys due and to become due under or with respect to any of the Collateral, and take control, in any manner, of any item of payment or proceeds relating to any Collateral, to endorse the name of the Company upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of the Collateral Agent on account of the Secured Obligations and endorse the name of the Company upon any chattel paper, document, instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to the accounts, inventory and any other Collateral; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or clause (ii) above; (iv) to file any claims and proofs of claim or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and (v) to execute and file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Such appointment is coupled with an interest and shall be irrevocable from the date hereof and so long as any part of the Secured Obligations are outstanding, but may only be exercised upon the occurrence and during the continuance of an Event of Default.

Section 4.3. Performance by the Collateral Agent. If the Company fails to perform any material agreement or obligation contained herein within thirty (30) days after notice from the Collateral Agent, the Collateral Agent may itself, at its option and in its sole discretion, perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company on demand; provided, however, that nothing herein shall impose any obligation of any kind whatsoever on the Collateral Agent to perform any obligation or agreement of the Company.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

Section 5.1. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder:

(a) the Company shall fail to make any payment, including without limitation, for principal, interest, fees or other expenses, under the Note; or

(b) an Event of Default, as defined in the Note, shall occur; or

(c) any representation, warranty or statement made by the Company herein shall prove to have been incorrect or untrue in any material respect on or as of the date made or deemed made; or

(d) the Company shall fail to observe or perform in all material respects any term, indemnity, covenant or agreement contained herein.

Section 5.2. Remedies. Upon the occurrence of any Event of Default, or at any time thereafter, in addition to all other rights, powers and remedies herein conferred, conferred in the Note or conferred by operation of law, the Collateral Agent may, and upon receipt of written instructions from the Secured Party shall, declare the Secured Obligations immediately due, payable and performable; and from time to time in its reasonable discretion, without limitation and without notice except as expressly provided below, the Collateral Agent may:

(a) exercise with respect to the Collateral all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral);

(b) require the Company to, and the Company hereby agrees that it shall at its expense and upon the reasonable request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent;

(c) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

(d) dispose of, at its office, on the premises of the Company or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Collateral Agent’s power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

(e) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and the Company hereby consents to any such appointment; and

(f) at its discretion, retain an amount of the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that the Collateral Agent is entitled to do so under the Code or otherwise.

The Company agrees that, to the extent notice of sale shall be required by law, ten (10) calendar days’ notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 5.3. Application of Proceeds. Upon the occurrence of any Event of Default, or at any time thereafter, the Collateral Agent may in its discretion apply any cash held by the Collateral Agent as Collateral, and any cash proceeds received by the Collateral Agent with respect to any sale of, collection from, or other realization upon all or any part of, the Collateral, to any or all of the following in such order as the Collateral Agent may elect:

(a) to the repayment of the reasonable out-of-pocket costs and expenses up to an aggregate of $20,000, including attorneys’ fees and legal expenses up to an aggregate of $10,000, incurred by the Collateral Agent in connection with (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Party hereunder; or (iv) the failure of the Company to perform or observe any of the provisions hereof;

(b) to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

(c) to the satisfaction of the Secured Obligations;

(d) by holding the same as Collateral;

(e) to the payment of any other amounts required by applicable law; and

(f) by delivery to the Company or to any other party who shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

Section 5.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon the Collateral by the Collateral Agent or the Secured Party are insufficient to pay all amounts to which the Collateral Agent or the Secured Party is legally entitled, the Company shall be liable for the deficiency, together with interest thereon as provided herein and in the Note, or, if no interest is so provided, at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees and expenses of any attorneys (up to $10,000 in the aggregate) employed by the Collateral Agent to collect such deficiency.

Section 5.5. Other Resources. The Company waives any right to require the Collateral Agent to proceed against any other Person, exhaust any Collateral or other security for the Secured Obligations, or pursue any other remedy in the Collateral Agent’s power. The Company further waives any and all notice of acceptance of this Agreement. Until all of the Secured Obligations shall have been paid in full, the Company shall have no right to subrogation and the Company waives the right to enforce any remedy which the Collateral Agent has or may hereafter have against any other party liable for the Secured Obligations, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by the Collateral Agent. No action which the Collateral Agent may take or omit to take in connection with this Agreement or the Note or any of the Secured Obligations shall release or diminish the Company’s obligations, liabilities, duties or agreements hereunder, including without limitation, from time to time: (a) taking or holding any other property of any type from any other Person as security for the Secured Obligations, and exchanging, enforcing, waiving and releasing any or all of such other property, and (b) applying the Collateral or such other property and directing the order or manner of sale thereof as the Collateral Agent may in its reasonable discretion determine.

Section 5.6. Remedies Not Exclusive. All rights, powers and remedies herein conferred are cumulative, and not exclusive, of (i) any and all other rights and remedies herein conferred or provided for, (ii) any and all other rights, powers and remedies conferred or provided for in the Note, and (iii) any and all rights, powers and remedies conferred, provided for or existing at law or in equity, and the Collateral Agent shall, in addition to the rights, powers and remedies herein conferred or provided for, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Secured Obligations and the enforcement of the warranties, representations, covenants, indemnities and other agreements contained in this Agreement and the Note. Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Collateral Agent or other person in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Notices. All notices and other required communications hereunder shall be in writing, addressed as follows:

If to the Collateral Agent:

China Kington Asset Management Co Ltd.

Suite 1907-09, Gang Tai Plaza, No. 700

Yan An East Road, Shanghai, China

Attention: Bob Wu

Email: bob.wu@kingtonasset.com

If to the Company then to:

NovaBay Pharmaceuticals, Inc.

2000 Powell Street, Suite 1150

Emeryville, CA 94608

Attention: Justin Hall, Senior Vice President, General Counsel

Email: jhall@novabay.com

Notices shall be given (a) by personal delivery to the other party; (b) by facsimile or email, with a confirmation of transmission by the transmitting equipment; or (c) by registered or certified mail, return receipt requested. All notices shall be effective and deemed delivered (i) if by personal delivery, on the date of delivery if during business hours, otherwise next business day; (ii) if by facsimile or email, on the date the facsimile or email is received if received during business hours in the time zone of the recipient, otherwise next business day; and (iii) if solely by mail, upon receipt by the addressee. A party may change its address by notice to the other party.

Section 6.2. Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

Section 6.3. Costs and Expenses. The Company shall upon demand pay to the Collateral Agent the amount of any and all reasonable costs and expenses up to $20,000 in the aggregate, including the reasonable fees and disbursements of the Collateral Agent’s counsel and of any experts and agents up to $10,000, which the Collateral Agent may incur in connection with (i) the perfection and preservation of the security interest created under this Agreement; (ii) the administration of this Agreement; (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iv) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Party hereunder; or (v) the failure by the Company to perform or observe any of the provisions hereof.

Section 6.4. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Company and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Company therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

Section 6.5. Preservation of Rights. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations.

Section 6.6. Unenforceability. All rights, powers and remedies hereunder conferred shall be exercisable by the Collateral Agent only to the extent not prohibited by applicable law; and all waivers or relinquishments of rights and similar matters shall only be effective to the extent such waivers or relinquishments are not prohibited by applicable law. If any provision of this Agreement is invalid or unenforceable in any jurisdiction, such provision shall be fully severable from this Agreement, and the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally constructed in favor of the Collateral Agent in order to carry out the provisions and intent hereof. The invalidity of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

Section 6.7. Survival of Agreements. All representations and warranties of the Company herein, and all covenants and agreements herein, including the confidentiality covenant within Section 3.2(b) herein, shall survive the execution and delivery of this Agreement, and the creation of the Secured Obligations.

Section 6.8. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and shall be binding on the Company and shall inure to the benefit of the Collateral Agent for the benefit of the Secured Party. Neither the Company nor the Collateral Agent may assign or otherwise transfer its rights under this Agreement to any other person or entity without the prior written consent of the other party. Upon any such consent to transfer, such other person or entity shall become vested with all of the duties, obligations and benefits with respect thereto granted to the Company or the Collateral Agent, as the case may be, herein or otherwise.

Section 6.9. Termination. Upon the satisfaction in full of the Secured Obligations, the security interest created by this Agreement shall terminate and all rights to the Collateral shall revert to the Company. Upon such event, the Collateral Agent shall, upon the Company’s request and at the Company’s expense (a) return to the Company such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination. The termination of the security interest created by this Agreement, shall not terminate or otherwise affect the Collateral Agent’s right or ability to exercise any right, power or remedy on account of any claim for breach of warranty or representation, for failure to perform any covenant or other agreement, under any indemnity or for fraud, deceit or other misrepresentation or omission.

Section 6.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereby, with respect to any particular collateral, are governed by the laws of a jurisdiction other than the State of Delaware.

Section 6.11. Jurisdiction. The Company agrees to submit to personal jurisdiction in the State of Delaware in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the Company hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Company in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Delaware and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Company by registered or certified mail to or by personal service at the address set forth in Section 6.1 (unless such address is changed pursuant to the notice provision set forth in Section 6.1) whether such address be within or without the jurisdiction of any such court.

Section 6.12. Waiver of Jury Trial. THE COMPANY AND THE COLLATERAL AGENT HEREBY IRREVOCABLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE NOTE, THIS AGREEMENT OR OTHER RELATED AGREEMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE NOTE, THIS AGREEMENT OR OTHER RELATED AGREEMENTS AND THE RELATIONSHIPS THEREBY ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other statutory and common law claims. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS AGREEMENT. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

Section 6.13. Specific Performance. The Collateral Agent, for itself and on behalf of the Secured Party, acknowledges and agrees that compliance with the confidentiality provisions set forth in Section 3.2(b) is essential, and that Company will suffer immediate and irreparable injury and have no adequate remedy at law, if the Collateral Agent or the Secured Party, through acts or omissions, fails to comply with such provisions. Accordingly, in addition to all other rights and remedies of the Company hereunder, the Company shall have the right to seek specific performance of the Collateral Agent’s and the Secured Party’s obligations under such provisions, and any other equitable relief as the Company may deem necessary or appropriate, and the Collateral Agent, for itself and on behalf of the Secured Party, waives any requirement for the posting of a bond in connection with such equitable relief.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

NOVABAY PHARMACEUTICALS, INC.

By:	/s/ Justin Hall
Name: Justin Hall
Title: Senior Vice President, General Counsel

China Kington Asset Management Co. Ltd.

By:	/s/ Eric Wu
Name: Eric Wu
Title: Partner

SCHEDULE 3.1

Chief Executive Office and Other Locations of Collateral

Chief Executive Office:

NOVABAY PHARMACEUTICALS, INC.
2000 Powell Street, Suite 1150
Emeryville, CA 94608

Other Locations of Collateral:

None